As filed with the Securities and Exchange Commission on or about April 28, 2010

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Registration No. 333-65269

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 24	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Registration No. 811-09037 Amendment No. 25	☒

Nuveen Investment Trust III

(Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 917-7700

Kevin J. McCarthy Vice President and Secretary 333 West Wacker Drive, Chicago, Illinois 60606 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 24

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—Prospectus for the Nuveen Symphony Credit Opportunities Fund

Part B—Statement of Additional Information for the Nuveen Symphony Credit Opportunities Fund

Part C—Other Information

Signatures

Exhibits

Nuveen Investment Trust III is a multi-series investment company that consists of four series. Three of those series, the Nuveen Short Duration Bond Fund, the Nuveen Multi-Strategy Core Bond Fund and the Nuveen High Yield Bond Fund, are not included in this amendment to the Registration Statement and are not affected by this amendment to the Registration Statement.

Mutual Funds

Prospectus

April 28, 2010

Nuveen Taxable Bond Funds

For investors seeking current income and capital appreciation.

Nuveen Symphony Credit
Opportunities Fund

Class	Ticker Symbol
Class A	NCOAX
Class C	NCFCX
Class R3	NCORX
Class I	NCOIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    Fund Summary

Nuveen Symphony Credit Opportunities Fund

Investment Objective

The investment objective of the fund is to seek current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 15 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 16 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-44 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C		Class R3		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None		1%		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None
Exchange Fees	None		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class C		Class R3		Class I
Management Fees	0.65%		0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		0.50%		—
Other Expenses[1]	0.42%		0.42%		0.42%		0.42%
Total Annual Fund Operating Expenses	1.32%		2.07%		1.57%		1.07%
Fee Waivers and Expense Reimbursements[2]	(0.22%	)	(0.22%	)	(0.22%	)	(0.22%	)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.10%		1.85%		1.35%		0.85%
1	Other Expenses are based on an estimated $50 million average net asset size for the fund’s first fiscal year.
2	The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$582	$188	$137	$87	$582	$188	$137	$87
3 Years	$814	$588	$434	$277	$814	$588	$434	$277

Section 1    Fund Summary

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Principal Investment Strategies

Under normal market conditions, the fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the fund’s portfolio managers to be of comparable quality. Although the fund invests primarily in debt issued by U.S. companies, it may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. The fund may use derivatives, such as swaps, futures and options, to gain investment exposure.

The fund’s sub-adviser bases its investment process on fundamental, bottom-up credit analysis. Analysts assess sector dynamics, company business models and asset quality. Specific recommendations are based on an analysis of the relative value of the various types of debt within a company’s capital structure. Inherent in the sub-adviser’s credit analysis process is the evaluation of potential upside and downside to any credit. As such, the sub-adviser concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where firms have assets to support meaningful recovery in case of default. In its focus on downside protection, the sub-adviser favors opportunities where valuations can be quantified and risks assessed.

Principal Risks

Market Risk—The market values of debt instruments owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a debt instrument may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a debt instrument may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the fund because it may invest a substantial portion of its net assets in “high yield,” “high risk” or “junk” debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

Interest Rate Risk—If interest rates rise, the prices of debt instruments held by the fund will fall.

Income Risk—If interest rates fall, the income from the fund’s portfolio will decline as the fund invests the proceeds from new share sales, or from matured or called debt instruments, at interest rates that are below the portfolio’s current earnings rate.

Loan Settlement Risk—Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle.

Liquidity Risk—The fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by fund shareholders.

Small Fund Risk—The fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the fund’s market exposure for limited periods of time, causing the fund’s performance to vary from that of the fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The fund does not generally limit large inflows and outflows by particular investors, but it has policies in place which seek to reduce the impact of these flows where

Section 1    Fund Summary

Nuveen has prior knowledge of them. If any individual shareholder (or several shareholders whose investment in the fund is controlled by a single decision-maker such as an advisor) owns a large percentage of the fund’s shares, and if such shareholder chooses to redeem his or her shares at one time, the fund may have difficulty selling its assets in a timely manner to raise the cash necessary to meet the redemption request, in which case the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such borrowings, and the fund would be subject to leverage risk (to the extent such leverage exceeded the amount of portfolio sales awaiting settlement) as long as such borrowings were outstanding. Rapid portfolio sales in response to such a large redemption might also cause the fund to experience above-normal transaction costs, and might disrupt the overall composition of the fund’s portfolio and thereby impede the adviser’s ability to optimally pursue its investment strategy.

Convertible Security Risk—The value of the fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Non-U.S. Investment Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Derivatives Risk—The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the fund’s portfolio manager uses derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

As with any mutual fund investment, loss of money is a risk of investing.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Asset Management

Sub-Adviser

Symphony Asset Management LLC (“Symphony”)

Portfolio Managers

Gunther Stein, Director of Investment Strategies at Symphony, has managed the fund since its inception.

Jenny Rhee, Portfolio Manager at Symphony, has managed the fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $250 for accounts opened through fee-based programs; $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50. There are no minimums for purchases or exchanges into the fund through employer-sponsored retirement plans.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summary

Section 2    How We Manage Your Money

To help you better understand the fund, this section includes a detailed discussion of the fund’s investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Asset Management (“NAM”), the fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM has overall responsibility for management of the fund. NAM oversees the management of the fund’s portfolio, manages the fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

The fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

NAM has selected Symphony Asset Management LLC (“Symphony”), 555 California Street, Suite 2975, San Francisco, CA 94104, an affiliate of NAM, as sub-adviser to the fund. Symphony manages the investment of the fund’s assets on a discretionary basis, subject to the supervision of NAM. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios.

•	Gunther Stein, Director of Investment Strategies, is a portfolio manager for the fund. Mr. Stein serves as the lead portfolio manager for fixed-income

Section 2    How We Manage Your Money

strategies at Symphony. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

•

Jenny Rhee is a portfolio manager for the fund. Ms. Rhee joined Symphony in 2001 and is currently responsible for trading and portfolio management of fixed-income securities. Prior to joining Symphony, Ms. Rhee was an analyst with Epoch Partners.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is provided in the statement of additional information.

At such time as the fund receives an exemptive order permitting it to do so, or as otherwise permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules thereunder, the fund may, without obtaining approval of shareholders, retain an unaffiliated sub-adviser to perform some or all of the portfolio management functions on behalf of the fund.

Management Fee

The management fee schedule for the fund consists of two components—a fund-level fee, based only on the amount of assets within the fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by NAM and its affiliates.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the fund as follows:

Average Daily Net Assets	Fund Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

The complex-level fee begins at a maximum rate of 0.2000% of the fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for assets above that level. Therefore, the maximum management fee rate for the fund is the fund-level fee plus 0.2000%. As of December 31, 2009, the effective complex-level fee for the fund was 0.1887% of the fund’s average daily net assets.

NAM has agreed to waive fees and reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the fund do not exceed 0.85% through January 31, 2013, and 1.35% thereafter, of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Information regarding the Board of Trustees’ approval of investment advisory contracts will be available in the fund’s annual report for the period ended September 30, 2010.

Section 2    How We Manage Your Money

The investment objective of the fund is to seek current income and capital appreciation. The fund’s investment objective may not be changed without shareholder approval. The fund’s investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

High Yield Debt

The fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the fund’s portfolio managers to be of comparable quality. Debt rated below investment-grade is commonly referred to as “high yield” or “junk” debt. High yield debt is typically issued by companies without long track records of sales and earnings, or by entities that have questionable credit strength. High yield debt and comparable unrated instruments: (a) will likely have some quality and protective characteristics that, in the judgment of the rating agency evaluating the instrument, are outweighed by large uncertainties or major exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal in accordance with the terms of the obligation.

Corporate Debt Securities

The fund may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities may be rated investment-grade or below investment-grade and may carry fixed or floating rates of interest.

Loans

The fund may invest up to 35% of its net assets in loans, including senior bank loans, junior bank loans, loan participations and unfunded contracts. These loans are made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Loans bear interest at a fixed rate or a floating rate. Due to their lower place in the borrower’s capital structure, junior bank loans involve a higher degree of overall risk than senior bank loans of the same borrower. Loan participations are loans that are shared by a group of lenders. Unfunded contracts are commitments by lenders (such as the fund) to loan an amount in the future or that is due to be contractually funded in the future.

Convertible Securities

The fund may invest up to 30% of its net assets in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified

Section 2    How We Manage Your Money

period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

U.S. Government Securities

The fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Non-U.S. Investments

The fund may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange.

Other Pooled Investment Vehicles

The fund may invest up to 10% of its total assets in other pooled investment vehicles, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the fund may invest directly. As a shareholder in a pooled investment vehicle, the fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the fund invests in other pooled investment vehicles. In addition, the fund will incur brokerage costs when purchasing and selling shares of ETFs. Other pooled investment vehicles may be leveraged, and the net asset value and market value of their securities will therefore be more volatile and the yield to shareholders will tend to fluctuate more than the yield of unleveraged pooled investment vehicles.

The fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

Cash Equivalents and Short-Term Investments

Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents or it may hold cash. The percentage of the fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the fund

Section 2    How We Manage Your Money

may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Symphony believes securities in which the fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the statement of additional information.

Derivatives

The fund may use futures, interest rate swaps, total return swaps, credit default swaps, options and other derivative instruments to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rates or to preserve capital.

When-Issued or Delayed-Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

Portfolio Holdings

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the fund’s statement of additional information. Certain portfolio holdings information for the fund is available on the fund’s website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” section on the home page and following the applicable link for the fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of the fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the fund’s website following the end of each month with an approximately one-month lag. This information will remain available on the fund’s website until the fund files with the Securities and Exchange Commission its annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Symphony bases its investment process on a fundamental, bottom-up credit analysis, leveraging the team’s expertise and extensive experience investing across the capital structure. Each member of the fixed-income team conducts substantial research to develop a keen insight into one or more sectors. Analysts assess sector dynamics, company business models and asset quality. Team members generate buy, sell and swap ideas by taking views and formulating opinions on sectors, companies and seniority of the security. Specific recommendations are based on analysis of the relative value of the various types of debt and senior equity within a company’s capital structure. These ideas are presented and discussed daily with the team and portfolio managers.

Inherent in Symphony’s research process is the assessment of risk for each individual security. As such, Symphony concentrates its efforts on sectors where there is sufficient transparency to assess the downside risk and where

Section 2    How We Manage Your Money

firms have assets to support meaningful recovery in case of default. In their focus on downside protection, they favor opportunities where valuations can be quantified and risks assessed. Symphony is generally skeptical toward sectors with less transparency or measurable assets.

In Symphony’s credit analysis process, analysts are required to evaluate both the upside and the downside to any credit. Downside analysis involves estimating the recovery value if the firm were to declare bankruptcy. As a result, the portfolio is likely to favor sectors with higher levels of hard assets and/or operating models which are likely to generate ongoing cash flow, even in bankruptcy.

The portfolio is built name by name, based on the perceived return potential of the individual investments and the diversification benefits of investing across a range of sectors, issuers and security types. Based on Symphony’s outlook for a sector, the fund may under-weight or over-weight that sector within the portfolio.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Market risk: The market values of debt instruments owned by the fund may decline, at times sharply and unpredictably. Market values of debt are affected by a number of different factors, including changes in interest rates, the credit quality of issuers, liquidity and general economic and market conditions. Lower-quality debt may suffer larger price declines and more volatility than higher-quality debt in response to negative issuer-specific developments or general economic news. During times of low demand or decreased liquidity in the debt market, prices of debt instruments, particularly lower-quality debt, may decline sharply, without regard to changes in interest rates or issuer-specific credit-related events. Such periods of decreased liquidity may occur when dealers that make a market in debt instruments are unable or unwilling to do so, particularly during periods of economic or financial distress.

Credit risk: Credit risk is the risk that an issuer of a debt instrument may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of an instrument may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the fund because it may invest in “high yield,” “high risk” or “junk” debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

Section 2    How We Manage Your Money

Interest rate risk: Interest rate risk is the risk that the value of the fund’s debt will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk. Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates. Interest rate risk may be increased by the fund’s investment in forward commitments because of the leveraged nature of these investments.

Income risk: The income earned from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called debt instruments, in debt with yields that are below the portfolio’s current earnings rate.

Borrowing and leverage risks: The fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends or clear portfolio transactions. Such borrowing may, in some instances, effectively leverage the fund’s portfolio, which could exaggerate changes in the net asset value of the fund’s shares and affect the fund’s net income. When the fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the loan market, such borrowings might be outstanding for longer periods of time. The fund will not make additional investments while outstanding temporary or emergency borrowings exceed 5% of the value of its total assets. As prescribed by the 1940 Act, the fund will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing immediately following any such borrowing. The fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the fund’s asset coverage to less than the prescribed amount.

In addition, when the fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments. Certain investments or trading strategies that involve leverage can exaggerate changes in the net asset value of the fund’s shares and can result in losses that exceed the amount originally invested.

Liquidity risk: The fund invests a substantial portion of its assets in lower-quality debt instruments issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. If the economy experiences a sudden downturn, or if the debt markets for such companies becomes distressed, the fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by fund shareholders. In such event, there would be a greater chance that the fund may be forced to curtail or suspend redemptions, in which case you might experience a delay or inability to liquidate your investment at the desired time or in the desired amount.

Loan risk: The loans in which the fund may invest may not be (i) rated at the time of investment, (ii) registered with the Securities and Exchange

Section 2    How We Manage Your Money

Commission or (iii) listed on a securities exchange. In addition, the amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered and exchange-listed securities. Because no active trading market currently exists for some of the loans in which the fund may invest, such loans may be illiquid and more difficult to value than more liquid instruments for which a trading market does exist. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the fund may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the fund’s income.

Affiliates of the fund’s adviser or sub-adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan market may restrict the fund’s ability to acquire some loans or affect the timing or price of loan acquisitions. Also, because the adviser or sub-adviser may wish to invest in the publicly-traded securities of an obligor, the fund may not have access to material non-public information regarding the obligor to which other investors have access.

Convertible security risk: Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Changing distribution levels risk: The level of monthly income distributions paid by the fund depends on the amount of income paid on the debt the fund holds. Such payments are not guaranteed and their levels will change. However, changes in the market value of the debt held by the fund generally should not affect the amount of income such debt pays.

Non-U.S. investment risk: The fund may invest up to 25% of its net assets in U.S. dollar-denominated debt issued by non-U.S. companies. Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States due to political, social and economic developments

Section 2    How We Manage Your Money

abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•

Changes in currency exchange rates, which may at times be volatile, may affect the value of dividends and interest paid by non-U.S. companies, and an increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, leverage risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund. In addition, when the fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the fund’s shares and can result in losses that exceed the amount originally invested. The success of Symphony’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In addition, in volatile markets, certain derivative instruments and markets may not be liquid, which means the fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Small fund risk: The fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the fund’s market exposure for limited periods of time, causing the fund’s performance to vary from that of the fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The fund does not generally limit large inflows and outflows by particular investors, but it has policies in place which seek to reduce the impact of these flows where Nuveen has prior knowledge of them. If any individual shareholder (or several shareholders whose investment in the fund is controlled by a single decision-maker such as an advisor) owns a large percentage of the fund’s shares, and if such shareholder chooses to redeem his or her shares at one time, the fund may have difficulty selling its assets in a timely manner to raise the cash necessary to meet the redemption request, in which case the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such

Section 2    How We Manage Your Money

borrowings, and the fund would be subject to leverage risk (to the extent such leverage exceeded the amount of portfolio sales awaiting settlement) as long as such borrowings were outstanding. Rapid portfolio sales in response to such a large redemption might also cause the fund to experience above-normal transaction costs, and might disrupt the overall composition of the fund’s portfolio and thereby impede the adviser’s ability to optimally pursue its investment strategy. The fund anticipates that initially up to 25% of its outstanding shares will be held by a single shareholder who is not affiliated with NAM.

Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The fund offers four classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of the fund’s average daily net assets, which compensates your financial advisor and other entities for providing ongoing service to you. Nuveen Investments, LLC (“Nuveen”), a wholly-owned subsidiary of Nuveen Investments and the distributor of the fund, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 12 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1% of the fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission as well as an advance of the first year’s service and distribution fees. Nuveen retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The fund has established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Section 3    How You Can Buy and Sell Shares

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the fund’s average daily net assets. Class R3 shares are only available for purchase by certain retirement plans that have an agreement with Nuveen to utilize Class R3 shares in certain investment products or programs. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes.

Class I shares are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I shares and (iii) purchase by the following categories of investors:

•	Certain trustees, directors, employees and affiliates of Nuveen.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain employer-sponsored retirement plans.

•

Certain additional categories of investors, including certain advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of the fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of the fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or

Section 3    How You Can Buy and Sell Shares

sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of the fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Defined Portfolios and Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

•

Certain employees and affiliates of Nuveen. Purchases by officers, trustees and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen and subsidiaries thereof, and such employees’ immediate family members (as defined in the statement of additional information).

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the fund or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

Section 3    How You Can Buy and Sell Shares

You may purchase fund shares (1) through a financial advisor or (2) directly from the fund.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Fund

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By mail. You may open an account directly with the fund and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

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On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the fund’s website. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

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By telephone. Existing shareholders with direct accounts may also process account transactions via the fund’s automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

Investment Minimums

The minimum initial purchase or exchange into the fund is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $250 for accounts opened through fee-based programs; and $50 through monthly systematic investment plan accounts). Subsequent investments must be in

Section 3    How You Can Buy and Sell Shares

amounts of $50 or more. There are no minimums for purchases or exchanges into the fund through employer-sponsored retirement plans. The fund reserves the right to reject purchase or exchange orders and to waive or increase the minimum investment requirements.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in the fund’s systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.

•	From your bank account. You can make systematic investments of $50 or more per month by authorizing the fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Section 3    How You Can Buy and Sell Shares

The fund may change or cancel its exchange policy at any time upon 60 days’ notice. The fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See “General Information—Frequent Trading” below. Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the fund.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Fund

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By mail. You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record); and

•	Any required signature guarantees.

Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that the fund otherwise approves. A notary public cannot provide a signature guarantee.

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On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

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By telephone. If your account is held with the fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Section 3    How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days’ written notice if the value of your account falls below an established minimum. The fund has set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies as well.

The fund declares dividends daily and pays such dividends monthly. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. The fund seeks to pay monthly dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by the fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period, and any such under- (or over-) distribution of income is reflected in the fund’s net asset value. This policy is designed to result in the distribution of substantially all of the fund’s net income over time. The fund declares and pays any taxable capital gains once a year at year end.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

Non-U.S. Income Tax Considerations

Investment income that the fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends from the fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, in 2010, certain ordinary income distributions received from the fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund

Section 4    General Information

shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Nuveen serves as the selling agent and distributor of the fund’s shares. In this capacity, Nuveen manages the offering of the fund’s shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to financial intermediaries, the fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Nuveen receives the distribution fee for Class C and R3 shares primarily for providing compensation to financial intermediaries, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, C and R3 shares to compensate financial intermediaries, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and R3 shares may pay more in Rule 12b-1 fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to financial intermediaries as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and

Section 4    General Information

retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that Nuveen is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2009, these payments in the aggregate were approximately 0.025% to 0.035% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. Nuveen may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The price you pay for your shares is based on the fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of the fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund’s Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or the NASDAQ National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service establishes fair value based on various factors, including prices of comparable securities.

Section 4    General Information

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund net asset value or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. In particular, for non-U.S.-traded securities whose principal local markets close before the time as of which the fund’s shares are priced, the fund on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in non-U.S. markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities. See the statement of additional information for details.

If the fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the fund has adopted a Frequent Trading Policy that seeks to balance the fund’s need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The fund’s Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The fund may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the fund only with a net purchase or redemption amount on

Section 4    General Information

any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the fund. Despite the fund’s efforts to detect and prevent frequent trading, the fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. Nuveen, the fund’s distributor, has entered into agreements with financial intermediaries that maintain omnibus accounts with the fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with Nuveen in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the fund through such accounts. Technical limitations in operational systems at such intermediaries or at Nuveen may also limit the fund’s ability to detect and prevent frequent trading. In addition, the fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the fund’s Frequent Trading Policy and may be approved for use in instances where the fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the fund does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.

The fund reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Section 4    General Information

The custodian of the assets of the fund is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the fund. The fund’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

Section 5    Glossary of Investment Terms

•

Corporate debt securities: Contractual obligations of a corporate issuer to pay a face amount or principal and interest in stated periods of time. Notes, bonds, debentures and commercial paper are types of corporate debt securities.

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for a fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•

Debt instruments: Securities or other instruments whose coupons or periodic cash flows are known or the method of derivation is known at the time of purchase. Corporate debt securities, loans and convertible securities are types of debt instruments.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•

High yield or “junk” debt: Debt instruments rated below the category of “BBB” by Standard & Poor’s or Fitch or the category of “Baa” by Moody’s. Because of the higher risk of default, these debt instruments generally pay a higher yield than investment-grade debt instruments. These debt instruments are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed.

•

Investment-grade: Debt instruments rated in the top four rating classifications, i.e., a rating of “BBB” or higher by Standard & Poor’s or Fitch or the category of “Baa” or higher by Moody’s. Investment-grade instruments have a lower probability of missing payments or going into default than below investment-grade instruments.

•

Options: Derivative contracts giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

Section 5    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal

All-American

High Yield Muni Bond

Insured

Intermediate Duration

Limited Term

Arizona

California

California High Yield

California Insured

Colorado

Connecticut

Florida Preference

Georgia

Kansas

Kentucky

Louisiana

Maryland

Massachusetts

Massachusetts Insured

Michigan

Missouri

New Jersey

New Mexico

New York

New York Insured

North Carolina

Ohio

Pennsylvania

Tennessee

Virginia

Wisconsin

Taxable Fixed Income

High Yield Bond

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Symphony Credit Opportunities

Value

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Symphony Large-Cap Value

Tradewinds Value Opportunities

Global/International

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Resources

Tradewinds International Value

Growth

Santa Barbara Growth

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Santa Barbara Dividend Growth

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Quantitative

Enhanced Core Equity

Enhanced Mid-Cap

Several additional sources of information are available to you, including the codes of ethics adopted by the fund, Nuveen, NAM and Symphony. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the fund included in this prospectus. Additional information about the fund’s investments will be available in the annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund’s most recent statement of additional information and certain other information are available free of charge by calling Nuveen at (800) 257-8787, on the fund’s website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520.

The fund is a series of Nuveen Investment Trust III, whose Investment Company Act file number is 811-09037.

Fund distributed by Nuveen Investments LLC 333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787 www.nuveen.com

MPR-SCRED-0410P NA

April 28, 2010

Nuveen Symphony Credit Opportunities Fund

Ticker Symbols: Class A—NCOAX, Class C—NCFCX, Class R3—NCORX, Class I—NCOIX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for Nuveen Symphony Credit Opportunities Fund (the “Fund”), a series of Nuveen Investment Trust III, dated April 28, 2010. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC (“Nuveen”), or from the Fund, by written request to the Nuveen Symphony Credit Opportunities Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

GENERAL INFORMATION

The Fund is a diversified series of Nuveen Investment Trust III (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on August 20, 1998. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Currently, four series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money except as permitted by the 1940 Act and exemptive orders granted thereunder.

(3) Issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act.

(4) Underwrite any issue of securities, except to the extent that the purchase or sale of securities in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

(5) Purchase or sell real estate, but this shall not prevent any Fund from investing in securities secured by real estate or interests therein or foreclosing upon and selling such security.

(6) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(7) Make loans except as permitted by the 1940 Act and exemptive orders granted thereunder.

(8) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to securities issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

Except with respect to paragraph (2) above, the foregoing restrictions and limitations, as well as the Fund’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition, the Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that appears in the Prospectus for the Fund.

High Yield/Lower-Rated Debt Securities

A high yield/lower-rated debt security (also known as a “junk” bond) is generally rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. See also “Corporate Debt Securities” below. The Fund may invest in high yield/lower-rated securities that are also convertible securities. See “Convertible Securities” below.

The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Fund will attempt to identify those issuers of high-yielding securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, the Fund may be more dependent on credit analysis than is the case for higher quality bonds.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

An economic recession could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Because certain high yield/lower-rated debt securities also may be non-U.S. securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See “Non-U.S. Securities” below.

Corporate Debt Securities

Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Loans

The Fund may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). The Fund may invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

The Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Lien Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans that are bridge loans or bridge facilities (“Bridge Loans”) are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be secured or undersecured.

Additional Information concerning unfunded commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning synthetic letters of credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When the Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of the Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

Risk Factors of Loan Assignments and Participations.

Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loan Assignments and Participations.

High Yield Securities Risk. The Loans that the Fund invests in may not be rated by an NRSRO, will not be registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/Lower-Rated Debt Securities.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to the Fund.

Collateral, Subordination and Litigation Risk. With respect to Loans that are secured, the Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. There may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan.

If an Obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or the Fund’s security interest in loan collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or the Senior Loan is subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between the Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between the Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the adviser or sub-adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s or sub-adviser’s affiliates in the Loan market may restrict the Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, the Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the adviser or sub-adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Fund may invest in convertible securities that are below investment-grade (e.g., rated BB or below by S&P). See “High Yield/Lower-rated Debt Securities” above.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid—that is, the Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

U.S. Government Obligations

U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

Non-U.S. Securities

The Fund may invest directly in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange. Investments in non-U.S. securities involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the United States and those within other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Cash Equivalents and Short-Term Investments

Under normal market conditions, the Fund may hold up to 15% of its net assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities. For temporary defensive purposes or during periods of high cash inflows or outflows, the Fund may invest up to 100% of its net assets in such holdings. The Fund may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers shall have a long-term rating of at least A or higher by S&P, Moody’s or Fitch. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody’s or F2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio managers, of comparable quality.

Derivatives and Hedging Strategies

The Fund may utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as “futures”), forward contracts and swaps to attempt to seek to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rate or to preserve capital.

Derivative hedges are generally used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and non-U.S. securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to invest than would “traditional” securities (i.e., stocks or bonds). The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities. In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (“NFA”), which regulate trading in the futures markets. As a result of the Trust’s filing with the CFTC and the NFA, the Trust, its officers and directors are not subject to the registration requirements of the Commodity Exchange Act, as amended (the “CEA”), and are not subject to regulation as commodity pool operators under the CEA. The Trust reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Trust’s policies. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund’s total assets. In addition, the Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside or earmark cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in the amount prescribed. Securities set aside or earmarked cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily. The Fund may not enter into futures or options positions if such positions will require the Fund to set aside or earmark more than 100% of its assets.

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs for the Fund.

Stock Index Options

The Fund may (i) purchase stock index options, (ii) sell stock index options, and/or (iii) write covered options on stock indexes for any purpose. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the portfolio managers to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs for the Fund.

Futures Contracts

The Fund may enter into futures contracts (hereinafter referred to as “Futures Contracts”), including index futures, as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund’s hedging may include sales of futures as an offset against the effect of expected declines in stock prices and purchases of futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s open positions in Futures Contracts. A margin deposit is intended to ensure the Fund’s performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on Futures Contracts depends on the portfolio managers’ ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.

For additional information, see “Futures Contracts.” Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading,” and other investment strategies might result in temporary price distortions.

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps. A credit default swap is similar to an insurance contract in that it provides the buyer with protection against specific risks. Most often, corporate bond investors buy credit default swaps for protection against a default by the issuer of the corporate bond, but these flexible instruments can be used in many ways to customize exposure to corporate credit. Credit default swap agreements can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party “sells” risk and the counterparty “buys” that risk. The “seller” of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk “buyer.” In return, the risk “buyer” agrees to pay the “seller” a set amount if there is a default, or a credit event.

The Fund’s use of credit default swap agreements exposes the Fund to additional risks, including but not limited to, the credit and liquidity risk of a counterparty. If the credit quality of any such counterparty deteriorates, such counterparty may default on its obligations to make payments under the swap agreement. The Fund may also be exposed to liquidity risk because the market for credit default swaps are relatively illiquid and the Fund will generally not be permitted to terminate or assign its credit default swaps without the consent of the related counterparty and accordingly may not be able to terminate or assign such credit default swaps in a timely fashion and for a fair price, potentially restricting its ability to take advantage of market opportunities.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described below:

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers’ ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Other Investment Policies and Techniques

When-Issued or Delayed-Delivery Transactions

The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will maintain in a segregated account cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account (described above), sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the investment adviser of the Fund the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the investment adviser of the Fund to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Lending of Portfolio Securities

The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by “marking to market” daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio managers to be of good standing.

Investment Companies

The Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Such companies include open-end funds, closed-end funds, exchange-traded funds

(“ETFs”) and unit investment trusts. The Fund may invest in certain ETFs in excess of the limits imposed by the 1940 Act pursuant to exemptive orders obtained from the SEC by certain ETFs and their sponsors. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with the Fund or its investment adviser, may subject the Fund to duplicative fees and expenses that may be payable to the adviser or its affiliates.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 74 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 125 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Indefinite** Length of Service— Since 2003	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington, D.C.	199	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite** Length of Service— Since 2003	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite** Length of Service— Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (May 2005-October 2005), SS&C Technologies, Inc.; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	199	See Principal Occupation description

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite** Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.	199	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite** Length of Service— Since 2003	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	199	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite** Length of Service— Since 2003	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	199	See Principal Occupation description

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite** Length of Service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199	See Principal Occupation description

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Indefinite** Length of Service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199	N/A

Interested Trustee:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Indefinite** Length of Service— Since 2008	Chief Executive Officer (since July 2007), Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	199	See Principal Occupation description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
**	Each trustee serves an indefinite term until his or her successor is elected.
***	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until July 2010 Length of Service— Since Inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	199

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Vice President of Nuveen Investments, LLC (since 2007); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President	Term—Until July 2010 Length of Service— Since 2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606 (8/1/62)	Vice President	Term—Until July 2010 Length of Service— Since 2007	Executive Vice President, Global Client Private Group (since 2007), Executive Vice President, Mutual Funds, Nuveen Investments, LLC (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until July 2010 Length of Service— Since Inception	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management.	199

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until July 2010 Length of Service— Since Inception	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until July 2010 Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	136

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until July 2010 Length of Service— Since 2003	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Asset Management; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	199

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term—Until July 2010 Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	199

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until July 2010 Length of Service— Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since Inception	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until July 2010 Length of Service— Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term—Until July 2010 Length of Service— Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	136

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term—Until July 2010 Length of Service— Since 2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

Name, Business Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since 2007	Vice President of Nuveen Investments, LLC (since 2007); prior thereto, Partner (2005-2007), formerly, senior tax manager (2002-2005), Deloitte & Touche USA LLP; Certified Public Accountant.	199

John S. White 333 West Wacker Drive Chicago, IL 60606 (5/12/67)	Vice President	Term—Until July 2010 Length of Service— Since 2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009), formerly, Assistant Vice President (2002-2006) of Nuveen Investments, LLC; Lieutenant Colonel (since 2007), United States Marine Corps Reserve (ret. since 2008), formerly, Major (since 2001).	74

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term—Until July 2010 Length of Service— Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the investment advisor. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board of Trustees. During the fiscal year ended September 30, 2009, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended September 30, 2009, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an independent trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. During the fiscal year ended September 30, 2009, the Nominating and Governance Committee met four times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended September 30, 2009, the Dividend Committee met three times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. During the fiscal year ended September 30, 2009, the Compliance, Risk Management and Regulatory Oversight Committee met four times.

Board Diversification and Trustee Qualifications. Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current trustee should serve as a trustee of the Nuveen Funds.

John P. Amboian

Mr. Amboian, an interested trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and is a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the

Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

The trustees have elected Robert P. Bremner as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Trust for its fiscal year ended September 30, 2009, (2) the amount of total compensation paid by the Trust that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended September 30, 2009.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Nuveen Funds Paid to Trustees[3]
Robert P. Bremner	$971	$—	$259,472
Jack B. Evans	1,614	—	232,142
William C. Hunter	652	—	183,180
David J. Kundert	771	—	235,021
William J. Schneider	805	—	240,147
Judith M. Stockdale	1,497	—	206,637
Carole E. Stone	675	—	177,750
Terence J. Toth	1,554	—	228,124

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended September 30, 2009 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ending September 30, 2009 for services to the Nuveen Funds.

Independent trustees receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees receives $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $7,500 and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Fund.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2009:

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John P. Amboian	$0	Over $100,000
Robert P. Bremner	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
David J. Kundert	$0	Over $100,000
William J. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	Over $100,000
Terence J. Toth	$0	Over $100,000

*	Because the Fund is newly created, no trustees owned shares of the Fund as of December 31, 2009.

As of April 26, 2010, the officers and trustees of the Fund, in the aggregate, owned no shares of the Fund.

FUND MANAGER AND SUB-ADVISER

Fund Manager

NAM acts as the manager of the Fund, with responsibility for the overall management of the Fund. NAM is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. NAM has selected Symphony Asset Management LLC (“Symphony”), 555 California Street, Suite 2975, San Francisco, California 94104, an affiliate of NAM, as sub-adviser to manage the investment portfolio of the Fund. NAM is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NAM and Symphony, see “Who Manages the Fund” in the Prospectus.

NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Fund’s shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. Nuveen and NAM are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”). The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. NAM has adopted policies and procedures that address arrangements involving NAM and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

The Fund is dependent upon services and resources provided by its investment adviser, NAM, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2013. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

For the management services and facilities furnished by NAM, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Fund.” In addition, NAM has agreed to waive fees and reimburse expenses through January 31, 2013 so that Total Annual Fund Operating Expenses-Net (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% (1.35% after January 31, 2013) of the average daily net assets of any class of Fund shares.

The Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all Nuveen Fund assets managed by NAM and its affiliates, and a specific fund-level fee based only on the amount of assets within the Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by NAM and its affiliates. Under no circumstances will this pricing structure result in the Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of the Fund as set forth in the Prospectus.

The annual complex-level management fee for the Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total assets managed for all Nuveen Funds as stated in the table below. As of December 31, 2009, the complex-level fee rate was 0.1887%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee component of the management fee for the Fund is calculated based upon the aggregate daily managed net assets of all Nuveen Funds, with such daily managed net assets defined separately for each Fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by NAM that are attributable to financial leverage employed by any Nuveen Fund. For these purposes, financial leverage includes the Nuveen Funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by NAM to limit the amount of such assets for determining managed net assets in certain circumstances.

In addition to NAM’s management fee, the Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Fund, the other Nuveen Funds, NAM, Symphony and other related entities have adopted codes of ethics which essentially prohibit all Nuveen Fund management personnel, including the Fund’s portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, the Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

NAM has selected Symphony to serve as sub-adviser to manage the investment portfolio of the Fund. Symphony is organized as a member-managed limited liability company, and its sole managing member is Nuveen Investments. NAM pays Symphony a portfolio management fee equal to 50% of the advisory fee paid to NAM for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund).

Portfolio Managers

Gunther Stein and Jenny Rhee have primary responsibility for the day-to-day implementation of investment strategies of the Fund.

Compensation. Symphony investment professionals receive competitive base salaries and annual bonus payments. Base salaries are determined by Symphony’s senior management and reviewed periodically to ensure competitiveness with comparable positions at similar asset management firms.

The bonus pool is based in part on Symphony’s aggregate management fees which include asset based fees and, for some firm clients (other than mutual funds) performance fees. An investment professional’s bonus compensation is not based on any fixed formula, but is determined by senior management on a discretionary basis, based on senior management’s assessment of the individual professional’s contribution to the firm’s revenue, as well as his or her individual work performance, contribution to the investment team, strategy performance, and overall firm performance. In addition, Symphony’s investment professionals may participate in long-term incentive plans which are tied to ongoing year-over-year firm performance, profitability and growth.

Other Accounts Managed. In addition to the Fund, as of March 31, 2010, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
Gunther Stein	Registered Investment Companies	7	$2,291 million	0	$0
	Other Pooled Investment Vehicles	4	40 million	17	1,370 million
	Other Accounts	1	41 million	2	260 million
Jenny Rhee	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	38	3 million	53	2 million
	Other Accounts	0	0	0	0

Conflicts of Interest. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Beneficial Ownership of Securities. Because the Fund is newly launched, as of April 26, 2010, the portfolio managers do not beneficially own any shares of the Fund.

Proxy Voting Policies

The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of the Fund’s management team is responsible for the oversight of the Fund’s proxy voting process. Symphony has engaged the services of RiskMetrics Group, Inc. (“RMG”) to make recommendations on the voting of proxies relating to securities held by the Fund and managed by Symphony. RMG provides voting recommendations based upon established guidelines and practices. Symphony reviews and frequently follows the RMG recommendations. However, on selected issues, RMG recommendations are not in the best economic interest of the Fund. If Symphony manages the assets of a company or its pension plan and any of Symphony’s clients hold any securities of that company, Symphony will vote proxies relating to such company’s securities in accordance with the RMG recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Symphony and RMG does not offer a recommendation on the matter, Symphony shall disclose the conflict and Symphony’s Proxy Voting Committee shall determine the manner in which to vote and notify the Fund’s Board of Trustees or its designated committee.

Although Symphony has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Symphony does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Symphony is unable to consider such information when determining whether there are material conflicts of interests.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Symphony is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Symphony to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio managers consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Symphony or the Fund. Symphony believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless Symphony determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NAM under the Investment Management Agreement and the sub-advisory fees paid by NAM to Symphony under the Sub-Advisory Agreement are not reduced as a result of receipt by either NAM or Symphony of research services.

Symphony places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Symphony in servicing all of its accounts; not all of such services may be used by Symphony in connection with the Fund. Symphony believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Symphony believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Symphony seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Symphony are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The Fund expects that portfolio transactions for fixed income securities will primarily be effected on a principal (as opposed to an agency) basis and, accordingly, such transactions do not incur brokerage commissions. Brokerage will not be allocated based on the sale of the Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be the practice of the Fund to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Symphony. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Symphony’s own research efforts, the receipt of research information is not expected to reduce significantly Symphony’s expenses. While Symphony will be primarily responsible for the placement of the portfolio transactions of the Fund, the policies and practices of Symphony in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

The Fund’s net asset value per share is determined separately for each class of the Fund’s shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for trading on New Year’s Day, Washington’s Birthday, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of the Fund is calculated by taking the value of the pro rata portion of the Fund’s total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class’s pro rata portion of the Fund’s liabilities) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available, including ETFs in which the Fund invests, are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and asked prices. Prices of certain ADRs held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask price of the underlying non-U.S.-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and non-U.S. exchange rate, and from time to time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day’s calculated value.

If the Fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status. The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment company taxable income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code).

Distributions. Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, during 2010, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions. Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges. If you exchange shares of the Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit. If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations. If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Non-U.S. Investors. If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2010, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The minimum initial investment is $3,000 per Fund share class ($1,000 for a Traditional/Roth IRA account, $500 for an Education IRA account, $50 if you establish a monthly systematic investment plan account and $250 for accounts opened through fee-based programs). There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans. The Fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase based on the initial net asset value for Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus.

Net Asset Value per share	$20.00
Per Share Sales Charge—4.75% of public offering price (5.00% of net asset value per share)	1.00

Per Share Offering Price to the Public	$21.00

The Fund receives the entire net asset value of all Class A shares that are sold.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of the Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify Nuveen or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of the Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class I and Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A shares at net asset value by using the termination/ maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Elimination of Sales Charge on Class A Shares. Class A shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more (Nuveen may pay financial intermediaries on Class A sales of $1 million and above up to an additional 0.25% of the purchase amounts);

•	officers, trustees and former trustees of the Nuveen Funds;

•

bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•	with respect to purchases by employer-sponsored retirement plans with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating

$500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay financial intermediaries a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. Unless the financial intermediary elects to waive the commission, a contingent deferred sales charge of 1% will be assessed on redemptions within 12 months of purchase, unless waived.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial advisor must notify Nuveen or the Fund’s transfer agent whenever you make a purchase of Class A shares of the Fund that you wish to be covered under these special sales charge waivers.

Class A shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

The reduced sales charge programs may be modified or discontinued by the Fund at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. Nuveen compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C shares do not convert.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 12 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C shares that are redeemed within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A or Class C shares if the proceeds are transferred to an account managed by another Nuveen adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by Nuveen. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor and/or associated financial intermediaries for providing ongoing service to you. The annual 0.25% distribution fee compensates Nuveen for paying your financial advisor and/or associated financial intermediaries an ongoing sales commission.

Class R3 shares are only available for purchase by certain retirement plans that have an agreement with Nuveen to utilize R3 shares in certain investment products or programs (collectively, “retirement plans”). Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Fund through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect the Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Fund or by contacting any financial intermediary authorized to sell Class R3 shares of the Fund. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Fund.

Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with the Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Fund or Nuveen. Nuveen may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This Statement of Additional Information should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class I Shares

Class I shares are available for purchases of $1 million or more directly from the Fund and for purchases using dividends and capital gains distributions on Class I shares. Class I shares also are available for the following categories of investors:

•

officers, trustees and former trustees of any Nuveen Fund and their immediate family members and officers, directors and former directors of any parent company of Nuveen and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-laws, siblings, a sibling’s spouse and a spouse’s siblings);

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;

•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.)

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Nuveen;

•

fee paying clients of a registered investment advisor (“RIA”) who initially invests for clients an aggregate of $100,000 in Nuveen Mutual Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with Nuveen;

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and

•	other Nuveen Mutual Funds whose investment policies permit investments in other investment companies.

In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege. You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund if, after you purchased your shares, you became eligible to purchase a different class of shares. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege. If you redeemed Class A or Class C shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption. The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind. The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in-kind. The Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Fund’s Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in the Fund. Subject to certain exceptions noted below, the Fund limits an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Fund’s Frequent Trading Policy. In addition, the Fund may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Fund believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s Policy. The Fund cannot ensure that these financial intermediaries will in all cases apply the Fund’s policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by NAM; and (x) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of the Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Redemption Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by the other shareholders that are to settle the next business day. After purchasing fund shares, Reflow then redeems those shares when the fund next experiences net sales, at the end of the ReFlow’s maximum holding period (currently 28 days), or at other times at ReFlow’s discretion. For use of the ReFlow service, the Fund pays a fee to ReFlow each time it purchases Fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the Fund shares purchased by ReFlow. The fee is allocated among the Fund’s share classes based on relative net assets. ReFlow’s purchases of Fund shares are made on an investment-blind basis without regard to the Fund’s investment objective, policies or anticipated performance. ReFlow will purchase Class I shares of the Fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow’s investments in the Fund are not subject to the Fund’s Frequent Trading Policy described above.

General Matters

The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

In addition, you may exchange Class I shares of the Fund for Class A shares of the Fund without a sales charge if the current net asset value of those Class I shares is at least $3,000 or you already own Class A shares of the Fund.

Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor’s behalf.

For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see “How to Buy Shares” and “Special Services” in the Fund’s Prospectus.

If you choose to invest in the Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Fund’s shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Fund does not issue share certificates.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund’s shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” Nuveen receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

Other Compensation to Certain Dealers. NAM, at its own expense, currently provides additional compensation to Dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular Dealer in any given year will vary and will comprise an amount equal to (a) up to 0.25% of fund sales by that Dealer; and/ or (b) up to 0.12% of assets attributable to that Dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular Dealers in connection with the sale of Nuveen Mutual Funds, including costs associated with educating a firm’s financial advisors about the features and benefits of Nuveen Mutual Funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Mutual Funds.

In 2010, NAM expects that it will pay additional compensation to the following Dealers:

Ameriprise Financial

Banc of America Investment Services, Inc.

Linsco-Private Ledger

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Morgan Stanley & Co. Incorporated

Raymond James Financial

Smith Barney

UBS Financial Services Inc.

Wells Fargo Advisors, LLC

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. Currently, the Fund generally makes available complete portfolio holdings information on the Fund’s website following the end of each month with an approximately one-month lag. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including its investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Fund’s independent trustees (Chapman and Cutler LLP). Also, the Fund’s investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Fund’s investment adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and its investment adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class C and Class R3 shares are subject to an annual distribution fee, and that Class A, Class C and Class R3 shares are subject to an annual service fee. Class I shares are not subject to either distribution or service fees.

The distribution fee applicable to Class C and Class R3 shares under the Fund’s Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class C and Class R3 shares, respectively. These expenses include payments to financial intermediaries, including Nuveen, who are brokers of record with respect to the Class C and Class R3 shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C and Class R3 shares, certain other expenses associated with the distribution of Class C and Class R3 shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class C and Class R3 shares under the Fund’s Plan will be payable to financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

The Fund may spend up to 0.25 of 1% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. The Fund may spend up to 0.75 of 1% per year of the average daily net assets of Class C shares and 0.25 of 1% per year of the average daily net assets of Class R3 shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to 0.25 of 1% per year of the average daily net assets of each of the Class C and Class R3 shares as a service fee under the Plan as applicable to such classes.

Under the Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PwC will provide assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Fund is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class B shares, Class C shares, Class R3 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue rating are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes).

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision that could obligate the investor to make any additional payments.

4) Notes containing provisions that subordinate the claim.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Debt Ratings

In municipal debt issuance, there are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/-VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch provides an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (ie rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

International Long-Term Ratings

Issuer Credit Rating Scales

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Default is a real possibility.

CC	Default of some kind appears probable.

C

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•   the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•   the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and

•   Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•   the selective payment default on a specific class or currency of debt;

•   the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•   the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

•   execution of a coercive debt exchange on one or more material financial obligations.

D

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. A good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC’, or to Short-term ratings other than ‘Fl’.

‘NR’ indicates that Fitch does not publicly rate the issuer or issue in question.

‘WD’ indicates that the rating has been withdrawn and is no longer rated by Fitch.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period.

MAI-SCRED-0410P

PART C—OTHER INFORMATION

Item 28. Exhibits

(a)(1).	Declaration of Trust of Registrant.(1)

(a)(2).	Amended Establishment and Designation of Classes, dated April 23, 2008.(10)

(a)(3).	Amended and Restated Designation of Series, dated January 19, 2010.(11)

(b).	By-Laws of Registrant, Amended and Restated as of November 18, 2009.(12)

(c).	Specimen Certificate of Shares of the Fund.(1)

(d)(1).	Investment Management Agreement between Registrant and Nuveen Asset Management, dated November 13, 2007.(8)

(d)(2).	Renewal of Investment Management Agreement between Registrant and Nuveen Asset Management, dated May 28, 2009.(11)

(d)(3).	Amended Schedules A and B of Investment Management Agreement between Registrant and Nuveen Asset Management, dated April 28, 2010.(12)

(d)(4).	Investment Sub-Advisory Agreement between Nuveen Asset Management and Symphony Asset Management, LLC, dated April 28, 2010.(12)

(e)(1).	Distribution Agreement between Registrant and John Nuveen & Co. Incorporated, dated August 26, 1998.(2)

(e)(2).	Dealer Management Agreement, dated June 26, 1998.(2)

(e)(3).	Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement.(6)

(e)(4).	Form of Nuveen Funds Rule 22c-2 Agreement.(7)

(e)(5).	Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC, dated August 3, 2009.(11)

(f).	Not applicable.

(g)(1).	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 25, 2005.(5)

(g)(2).	Appendix A to Custodian Agreement, dated December 9, 2009.(11)

(h)(1).	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and State Street Bank and Trust Company, dated October 7, 2002.(5)

(h)(2).	Schedule A to Transfer Agency and Service Agreement, dated September 15, 2009.(11)

(i)(1).	Opinion and Consent of Bingham McCutchen LLP, dated April 28, 2010.(12)

(i)(2).	Opinion and Consent of Chapman and Cutler LLP, dated April 28, 2010.(12)

(j).	Not applicable.

(k).	Not applicable.

(l).	Subscription Agreement with Nuveen Institutional Advisory Corp.(2)

(m).	Plan of Distribution and Service Pursuant to Rule 12b-1, dated February 28, 2008.(9)

(n).	Multiple Class Plan, dated May 1, 2008.(9)

(o).	Not applicable.

(p).	Code of Ethics and Reporting Requirements, as amended through May 29, 2008.(9)

(z)(1).	Original Powers of Attorney of Messrs. Bremner, Evans, Hunter, Kundert and Schneider and Mss. Stockdale and Stone, dated July 17, 2008.(9)

(z)(2).	Original Powers of Attorney of Messrs. Amboian and Toth, dated January 13, 2009.(10)

(1)	Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2)	Incorporated by reference to pre-effective amendment No. 1 filed on Form N-1A for Registrant.
(3)	Incorporated by reference to post-effective amendment No. 2 filed on Form N-1A for Registrant.
(4)	Incorporated by reference to post-effective amendment No. 3 filed on Form N-1A for Registrant.
(5)	Incorporated by reference to post-effective amendment No. 12 filed on Form N-1A for Registrant.
(6)	Incorporated by reference to post-effective amendment No. 14 filed on Form N-1A for Registrant.
(7)	Incorporated by reference to post-effective amendment No. 15 filed on Form N-1A for Registrant.
(8)	Incorporated by reference to post-effective amendment No. 16 filed on Form N-1A for Registrant.
(9)	Incorporated by reference to post-effective amendment No. 17 filed on Form N-1A for Registrant.
(10)	Incorporated by reference to post-effective amendment No. 18 filed on Form N-1A for Registrant.
(11)	Incorporated by reference to post-effective amendment No. 22 filed on Form N-1A for Registrant.
(12)	Filed herewith.

Item 29. Persons Controlled by or under Common Control with Fund

Not applicable.

Item 30. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $1,000,000 for cost of correction and $2,500,000 for all other claims) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Asset Management (“NAM”) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NAM who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of NAM appears below:

Name and Position with NAM	Other Business, Profession, Vocation or Employment During Past Two Years
Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel

Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc., Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management, LLC.

Sherri A. Hlavacek, Vice President and Corporate Controller

Managing Director and Corporate Controller of Nuveen Investments, Inc. and Nuveen Investments, LLC; Vice President and Corporate Controller of Nuveen Investments Holdings, Inc.; Vice President and Corporate Controller of Nuveen Investments Advisers Inc.; Vice President of Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer

Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC.

Name and Position with NAM	Other Business, Profession, Vocation or Employment During Past Two Years

John L. MacCarthy, Executive Vice President and Secretary

Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.

Glenn R. Richter, Executive Vice President	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

(b) Symphony Asset Management (“Symphony”) serves as sub-investment adviser to the Registrant for Nuveen Symphony Credit Opportunities Fund. Symphony also serves as sub-investment adviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The following is a list of each director and officer of Symphony. The principal business address of each person is 555 California Street, Suite 2975, San Francisco, CA 94104.

Name	Positions and Offices with Symphony	Other Business, Profession, Vocation or Employment During Past Two Years
David Goldstein	Vice President and Chief Operating Officer	None

Angela McKillen	Vice President and Chief Financial Officer	None

Gunther M. Stein	Vice President and Chief Investment Officer	None

David T. Wang	Director of Equity Investments	None

Item 32. Principal Underwriters

(a) Nuveen Investments, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust V and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
John P. Amboian 333 West Wacker Drive Chicago, IL 60606	Chief Executive Officer	Trustee

William Adams IV 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Alan A. Brown 333 West Wacker Drive Chicago, IL 60606	Executive Vice President, Mutual Funds	Vice President

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	Managing Director	Vice President

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	Vice President and Funds Controller	Vice President and Controller

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606	Managing Director and Treasurer	Vice President and Treasurer

Mary E. Keefe 333 West Wacker Drive Chicago, IL 60606	Managing Director and Chief Compliance Officer	None

John L. MacCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President, Secretary and General Counsel	None

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Secretary

Glenn R. Richter 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Paul C. Williams 333 West Wacker Drive Chicago, IL 60606	Managing Director	None

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Mark L. Winget 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Chief Administrative Officer

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NAM.

Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of April, 2010.

NUVEEN INVESTMENT TRUST III

/S/ KEVIN J. MCCARTHY
Kevin J. McCarthy Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (principal financial and accounting officer)			April 28, 2010

/S/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)			April 28, 2010

ROBERT P. BREMNER*	Chairman of the Board and Trustee	ü ï ï ï ï ï ï ï ï ï ï ï ï þ ï ï ï ï ï ï ï ï ï ï ï ï þ	By	/S/ KEVIN J. MCCARTHY KEVIN J. MCCARTHY Attorney-in-Fact April 28, 2010
JOHN P. AMBOIAN*	Trustee
JACK B. EVANS*	Trustee
WILLIAM C. HUNTER*	Trustee
DAVID J. KUNDERT*	Trustee
WILLIAM J. SCHNEIDER*	Trustee
JUDITH M. STOCKDALE*	Trustee
CAROLE E. STONE*	Trustee
TERENCE J. TOTH*	Trustee

*	An original power of attorney authorizing, among others, Kevin J. McCarthy, Larry W. Martin and Gifford R. Zimmerman, among others, to execute this registration statement and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Exhibit

(b)	By-Laws of Registrant, Amended and Restated as of November 18, 2009.

(d)(3)	Amended Schedules A and B of Investment Management Agreement between Registrant and Nuveen Asset Management, dated April 28, 2010.

(d)(4)	Investment Sub-Advisory Agreement between Nuveen Asset Management and Symphony Asset Management, LLC, dated April 28, 2010.

(i)(1)	Opinion and Consent of Bingham McCutchen LLP, dated April 28, 2010.

(i)(2)	Opinion and Consent of Chapman and Cutler LLP, dated April 28, 2010.